Provisions	12 Months Ended
Dec. 31, 2024
Disclosure of other provisions [abstract]
Provisions

21 Provisions

(€ million)	Provisions for site restoration, abandonment and social projects	Environmental provisions	Provisions for litigations	Provisions for taxes other than income taxes	Loss adjustments and actuarial provisions for Eni's insurance companies	Provisions for losses on investments	Provisions for OIL insurance coverage	Other	Total
Carrying amount at December 31, 2023	9,470	3,613	681	183	245	208	105	1,028	15,533
New or increased provisions	481	929	100	27	87	24	2	264	1,914
Initial recognition and changes in estimates	97								97
Accretion discount	312	(51)							261
Reversal of utilized provisions	(814)	(636)	(18)	(46)	(114)			(138)	(1,766)
Reversal of unutilized provisions	(181)	(81)	(60)	(27)		(4)	(22)	(100)	(475)
Currency translation differences	312	2	19	6		3	1	9	352
Change in scope of consolidation	249		1	4				8	262
Other changes	(214)	(76)	(129)	11	11	3		(10)	(404)
Carrying amount at December 31, 2024	9,712	3,700	594	158	229	234	86	1,061	15,774

The decommissioning provision comprised: (i) for €8,376 million the present value of the estimated costs that the Company expects to incur for dismantling oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, site clean-up and environmental restoration; (ii) for €673 million the estimated costs for social projects in the Exploration & Production segment, relating for €358 million to the estimated costs for social projects as part of the commitments between Eni SpA and the Basilicata region in relation to the oil development program in the Val d’Agri concession area; (iii) for €596 million the estimate for decommissioning and dismantling costs of refining and ancillary plants which have been impaired in the current commodity scenario and for which there are no prospects of economic reuse or reconversion into transition processes. The amount also included the expected decommissioning costs of fuel distribution assets.

In 2024, increases in the decommissioning provisions related to: (i) the revision of cost estimates relating to depleted oil & gas assets, whose book value has been completely written-down for €431 million; (ii) cost estimates for dismantling and removing ancillary facilities of fuel refining and distribution assets for €45 million or which management has assessed the absence of economic prospectives in the current market context.

Initial recognition and changes in cost estimates were primarily recognized at assets in UK, Italy, Ivory Coast and Libya. The provision also increased due to a reduction in discounting rates in relation to the downward movement of the yield curve and the reduction of the discount period (accretion of discount). The effect of the accretion of discount recognized through profit and loss was determined based on discount rates ranging from 1.8% to 5.3% (from 2.2% to 5.4% at December 31, 2023). Utilizations of the decommissioning provision mainly related to site restoration and social projects in UK for €310 million, in Italy for €246 million, and in Libya for €94 million. Change in the scope of consolidation referred to the Exploration & Production segment and concerned the acquisition of the Neptune Energy group for €815 million and the business combination with Ithaca Energy Plc for €566 million. Other changes included the reclassification to liabilities directly associated with assets held for sale of the Exploration & Production segment for €51 million. Main expenditures associated with decommissioning operations are expected to be incurred over a fifty-year period, with utilizations essentially starting after 12 months.

Provisions for environmental risks included the estimated costs for environmental clean-up and remediation of soil and groundwater in areas owned or under concession where the Group performed in the past industrial operations that were progressively divested, shut down, dismantled or restructured. The provision was accrued because at the balance sheet date there is a legal or constructive obligation for Eni to carry out environmental clean-up and remediation and the expected costs can be estimated reliably. The provision included the expected charges associated with strict liability related to obligations of cleaning up and remediating polluted areas that met the parameters set by law at the time when the pollution occurred but presently are no more in compliance with current environmental laws and regulations, or because Eni assumed the liability borne by other operators when the Company acquired or otherwise took over site operations. The prerequisite for the recognition of these environmental costs is the evaluation of the probability of their being incurred and the possibility of estimating them reliably. Provisions related: (i) for €352 million to remediation activities at brownfield sites in Italy and costs related to groundwater cleanups; (ii) for about €271 million to refining plants, storage sites, fuel distribution outlets and oil pipelines; (iii) for €152 million to remediation activities at petrochemical plants. At December 31, 2024, environmental provisions primarily related to Eni Rewind SpA for €2,423 million and to the Refining and Chemical segment for €687 million.

Litigation provisions comprised expected liabilities associated with legal proceedings and other matters arising from contractual claims, including arbitrations, fines and penalties due to antitrust proceedings and administrative matters. The provision was allocated on the basis of the best estimate of the existing liability at the balance sheet date and referred to the Exploration & Production segment for €305 million.

Provisions for uncertain tax matters related to the estimated losses that the Company expects to incur to settle tax litigations and tax claims pending with tax authorities in relation to uncertainties in applying rules in force and referred to the Exploration & Production segment for €128 million. In particular, charges mainly relate to the dispute regarding the taxation of Italian local administrations on Eni offshore platforms located in common territorial waters.

Loss adjustments and actuarial provisions of Eni’s insurance company Eni Insurance DAC represented the estimated liabilities accrued on the basis for third party claims. Against such liability were recorded receivables for €25 million towards insurance companies for reinsurance contracts.

Provisions for losses on investments included provisions relating to investments whose loss exceeds equity and primarily related to Industria Siciliana Acido Fosforico - ISAF - SpA (in liquidation) for €176 million.

Provisions for the Everen insurance coverage included insurance premiums which will be charged to Eni in the next five years by the mutual insurance company in which Eni participates together with other oil companies.

Other provisions mainly related to claims, contingencies and commercial renegotiations aa part of the ordinary course of the business. Those provisions were outstanding mainly in the Global Gas & LNG Portfolio and Enilive business lines.

Based on the outlay forecasts in relation to the progress of the restoration and decommissioning activities of depleted oil assets, the short-term portion of the risk provisions amounts to approximately €1.7 billion.